Exhibit 4.14

Execution Version

INDENTURE SUPPLEMENT NO. 2

to the

INDENTURE

dated as of June 7, 2019

This INDENTURE SUPPLEMENT NO. 2, dated as of June 7, 2019, (this “Indenture Supplement”), is entered into between SUNNOVA RAYS I ISSUER, LLC (together with its permitted successors and assigns, the “Issuer”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as indenture trustee (together with its successors in trust, the “Indenture Trustee”) and supplements the Indenture dated as of March 28, 2019 between the Issuer and the Indenture Trustee (as supplemented or amended from time to time, the “Indenture”).

1.    Issuance of New Series. Upon satisfaction of each of the conditions precedent set forth in the Indenture for the issuance of a new Series, the Issuer shall issue a new Series of its Residential Asset Yield Notes (such new Series, the “Series 2019-2 Notes”). The Series 2019-2 Notes shall have the following characteristics:

(a)    Series Designation: Series 2019-2

(b)    Classes: Class B Notes. The Class B Notes of any Series are issuable in minimum denominations of $1,000,000, and integral multiples of $1.00 in excess thereof; provided, that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.06 of the Indenture of any Note with a remaining Outstanding Note Balance of less than $1,000,000.

(c)    Initial Outstanding Note Balance of Series 2019-2 Class B Notes: $6,424,581

(d)    Interest Rate: 6.35% per annum with respect to Class B Notes (as calculated pursuant to Exhibit B to the Note Purchase Agreement).

(e)    Scheduled Outstanding Note Balance: Schedule II sets forth the Scheduled Outstanding Note Balance for each Payment Date of the Series 2019-2 Notes and of each other Series of Notes currently Outstanding.

(f)    Liquidity Reserve Account Deposit: The Issuer will deposit into the Liquidity Reserve Account $64,245.81, the amount necessary to increase the amount on deposit in the Liquidity Reserve Account to the Liquidity Reserve Account Floor Amount for the Payment Date following the Closing Date for the Series 2019-2 Notes. (Indenture Sec.2.10(c)(i))

(g)    Other terms of the Notes: [RESERVED].

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.    Reaffirmation of Grant; Guarantee. The Issuer hereby reaffirms its Grant as of the date hereof of all of the rights, title, interest and benefits of the Issuer, whether now existing or hereafter arising in and to the Trust Estate to the Indenture Trustee, for the benefit of the Holders of the Series 2019-2 Notes and all other Noteholders, to secure payments of amounts due with respect to the Notes ratably and without prejudice, priority or distinction between or among the Notes (subject to the Priority of Payments), and to secure (a) the payment of all amounts on the Notes as such amounts become due in accordance with their terms; (b) the payment of all other sums payable in accordance with the provisions of the Indenture (as supplemented by this Indenture Supplement and each other Indenture Supplement); and (c) compliance with the provisions of the Indenture, all as provided in the Indenture (as supplemented by this Indenture Supplement and each other Indenture Supplement).

3.    General Definitions and Rules of Construction. Capitalized terms used but not defined in this Indenture Supplement shall have the meanings specified in the “Standard Definitions” attached to the Indenture as Annex A. The rules of construction set forth in Annex A shall apply to this Indenture Supplement and are hereby incorporated by reference into this Indenture Supplement as if set forth fully herein. To the extent that the Standard Definitions attached to the Indenture are amended from time to time, such amended Standard Definitions shall be incorporated in this Indenture Supplement by reference as though attached hereto. For all purposes of the Indenture, the following terms shall have the meanings set forth below with respect to the Series 2019-2 Notes, unless the context clearly indicates otherwise:

“Anticipated Repayment Date” means, for the Series 2019-2 Notes, the Payment Date occurring in April 2031.

“Closing Date” means, for the Series 2019-2 Notes, June 7, 2019.

“Final Maturity Date” means, for the Series 2019-2 Notes, the Payment Date in April 2034 for the Class B Notes of such Series.

“Interest Rate” means the applicable Interest Rate set forth in Section 1 of this Indenture Supplement.

“Indenture” means the Indenture, dated as of March 28, 2019, between the Issuer and the Indenture Trustee (as such agreement may be amended, modified or supplemented from time to time).

“Make Whole Determination Date” means, for the Series 2019-2 Notes, the Payment Date occurring in October 2030.

“Post-ARD Spread” means, for the Series 2019-2 Class B Notes, 3.93%.

“Series 2019-2 Notes” has the meaning set forth in Section 1 of this Indenture Supplement.

“Storage System Reserve Closing Date Deposit” means, for the Series 2019-2 Notes, $[***].

“Supplemental Reserve Closing Date Deposit” means, for the Series 2019-2 Notes, $[***].

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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4.    Indenture Schedule Supplements. Schedule II attached hereto sets forth an updated schedule of Scheduled Outstanding Note Balances.

5.    Sources and Uses. Upon receipt of the proceeds of the sale of the Series 2019-2 Notes, the Indenture Trustee shall, at the written direction of the Servicer, from such proceeds, make the payments and deposits set forth in in the sources and uses statement attached hereto as Exhibit A.

6.     Amendments.

(a)    Amendments of Definitions. The following amendments to the definitions set forth in the “Standard Definitions” attached to the Indenture as Annex A shall be effective from and after the date of this Indenture Supplement:

(i)    The parties hereto agree that the definition of “Anticipated Repayment Date” shall be amended by adding the following phrase at the end of such definition: “, except that the Anticipated Repayment Date of the Series 2019-2 Class B Notes shall be the same as the Anticipated Repayment Date for the Series 2019-1 Class B Notes.”

(ii)    The parties hereto agree that the definition of “Eligible Solar Asset” shall be amended by (A) replacing the reference to “Schedule I of the Sale and Contribution Agreement” with “Exhibit A of the Sale and Contribution Agreement” and (B) adding the following phrase at the end of such definition: “; provided, that with respect to the Solar Assets set forth on Schedule V hereto, such Solar Assets shall be Eligible Solar Assets notwithstanding the fact that the related Host Customer is not the owner of the real property on which the PV System is installed; provided, however, (1) if it is discovered that any other representation of eligibility set forth on Exhibit A of the Sale and Contribution Agreement is not met with respect to any Solar Asset set forth on Schedule V hereto, then such Solar Asset shall no longer be an Eligible Solar Asset and (2) that, if the Host Customer does not have a record interest in the real property, each such Solar Asset shall cease to be an Eligible Solar Asset on and after September 30, 2019 unless a UCC-1 financing statement fixture filing covering the applicable Solar Asset has been made in the real estate records for the related property indicating the name and address of the owner of the real property if the Host Customer does not have a record interest in the real property.”

(iii)    The parties hereto agree that the definition of “Final Maturity Date” shall be amended by adding the following phrase at the end of such definition: “, except that the Final Maturity Date of the Series 2019-2 Class B Notes shall be the same as the Final Maturity Date for the Series 2019-1 Class B Notes.”

(iv)    The parties hereto agree that the definition of “Make Whole Amount” shall be replaced in its entirety by the following:

“Make Whole Amount” means, for a Voluntary Prepayment of any Series or Class(es), an amount equal to (i) zero if such Voluntary Prepayment is made

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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with funds from the Cash Trap Reserve Account or if 20% or less of the Initial Outstanding Note Balance of such Series or Class(es) is then outstanding, or (ii) in all other cases: (A) for the Class A Notes, an amount equal to, (1) using the Reinvestment Yield, the sum of the discounted present values of the scheduled payments of principal and interest remaining until the Make Whole Determination Date for the portion of the Series of Class A Notes being prepaid (assuming prepayment of the remaining principal balance of the Class A Notes on the Make Whole Determination Date and calculated prior to the application of the related Voluntary Prepayment and assuming a Regular Amortization Period is in effect), minus (2) the amount of principal that will be repaid by such Voluntary Prepayment made on such Series of Class A Notes, (B) for the Class B Notes, the product of (1) the portion of the Series of Class B Notes being prepaid, and (2) (a) if such Voluntary Prepayment occurs prior to the fifth anniversary of the related Closing Date (or, with respect to the Series 2019-2 Class B Notes, March 28, 2019), 3.00%; (b) if such Voluntary Prepayment occurs on or after the fifth anniversary of the related Closing Date but prior to the sixth anniversary of the related Closing Date (or, with respect to the Series 2019-2 Class B Notes, March 28, 2019), 2.00%; (c) if such Voluntary Prepayment occurs on or after the sixth anniversary of the related Closing Date but prior to the seventh anniversary of the related Closing Date (or, with respect to the Series 2019-2 Class B Notes, March 28, 2019), 1.00%; and (d) if such Voluntary Prepayment occurs on or after the seventh anniversary of the related Closing Date (or, with respect to the Series 2019-2 Class B Notes, March 28, 2019), zero.

(v)    The parties hereto agree that the definition of “Make Whole Determination Date” shall be amended by inserting the phrase “and the Series 2019-2 Notes” immediately after the phrase “for the Series 2019-1 Notes”.

(b)    Amendment to Closing Conditions. The following amendments to Section 2.10 of the Indenture shall be effective from and after the date of this Indenture Supplement:

(i)    The parties hereto agree that Section 2.10(e) shall be replaced in its entirety by the following:

(e) except with respect to the Closing Date for the Series 2019-2 Notes, the Issuer shall acquire, upon the disbursement of the proceeds of the issuance of the Notes of such Series, the additional assets reflected in the Schedules of Solar Assets (except to the extent such Solar Assets are owned by a Financing Fund) and Managing Member Membership Interests attached to the related Transfer Certificates under the Sale and Contribution Agreement delivered on such Closing Date, if any;

(ii)     The parties hereto agree that Section 2.10(g) shall be amended by adding at the end thereof the following proviso: “; provided that, notwithstanding the foregoing, such Officer’s Certificate delivered on the Closing Date for the Series 2019-2 Notes shall not include the statements in Section 2.10(g)(v).”

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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(c)     Amendment to Schedules. From and after the date of this Indenture Supplement, “Schedule V”, a copy of which is attached hereto as Exhibit B, shall be added to the Indenture.

7.    Indenture. The Issuer and the Indenture Trustee hereby reaffirm each of their respective representations, warranties and covenants contained in the Indenture. All the terms and conditions contained in the Indenture are hereby ratified, confirmed and incorporated herein. Without limiting the foregoing, the provisions of Section 10.13 Governing Law; Jurisdiction; Waiver of Jury Trial apply to this Indenture Supplement as if fully set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

SUNNOVA RAYS I ISSUER, LLC, as Issuer

By:	/s/ Christopher Smith
Name: Christopher Smith
Title: Senior Vice President, Head of Finance and Treasurer

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signature Page to Indenture Supplement No. 2

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Clarice Wright
Name: Clarice Wright
Title: Assistant Vice President

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signature Page to Indenture Supplement No. 2

SCHEDULE I

Schedule of Solar Assets

Contract ID	Utility	Contract Type	In Service Date
[***]	[***]	[***]	[***]

Installation State	Installation Address Zip Code	System Size	Term (months)
[***]	[***]	[***]	[***]

Recurring Payment	Payment Escalator	Solar Rate	FICO	Panel Manufacturer
[***]	[***]	[***]	[***]	[***]

Inverter Manufacturer	Expected Year 1 Production	Guaranteed Production
[***]	[***]	[***]

PBI Term (Months)	PBI Rate ($ / kWh)	Remaining Contract Term	First Payment Date
[***]	[***]	[***]	[***]

Last Payment Date	# of Payments Made	Payment Type	Tax Equity System
[***]	[***]	[***]	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule I

SCHEDULE II

Scheduled Outstanding Note Balance

Payment Date	Series 2019-1 Class A Scheduled Outstanding Note Balance	Class A Scheduled Outstanding Note Balance	Series 2019-1 Class B Scheduled Outstanding Note Balance	Series 2019-2 Class B Scheduled Outstanding Note Balance	Class B Scheduled Outstanding Note Balance
Initial Closing Date	$[***]	$[***]	$[***]	$[***]	$[***]
April 2019	$[***]	$[***]	$[***]	$[***]	$[***]
July 2019	$[***]	$[***]	$[***]	$[***]	$[***]
October 2019	$[***]	$[***]	$[***]	$[***]	$[***]
January 2020	$[***]	$[***]	$[***]	$[***]	$[***]
April 2020	$[***]	$[***]	$[***]	$[***]	$[***]
July 2020	$[***]	$[***]	$[***]	$[***]	$[***]
October 2020	$[***]	$[***]	$[***]	$[***]	$[***]
January 2021	$[***]	$[***]	$[***]	$[***]	$[***]
April 2021	$[***]	$[***]	$[***]	$[***]	$[***]
July 2021	$[***]	$[***]	$[***]	$[***]	$[***]
October 2021	$[***]	$[***]	$[***]	$[***]	$[***]
January 2022	$[***]	$[***]	$[***]	$[***]	$[***]
April 2022	$[***]	$[***]	$[***]	$[***]	$[***]
July 2022	$[***]	$[***]	$[***]	$[***]	$[***]
October 2022	$[***]	$[***]	$[***]	$[***]	$[***]
January 2023	$[***]	$[***]	$[***]	$[***]	$[***]
April 2023	$[***]	$[***]	$[***]	$[***]	$[***]
July 2023	$[***]	$[***]	$[***]	$[***]	$[***]
October 2023	$[***]	$[***]	$[***]	$[***]	$[***]
January 2024	$[***]	$[***]	$[***]	$[***]	$[***]
April 2024	$[***]	$[***]	$[***]	$[***]	$[***]
July 2024	$[***]	$[***]	$[***]	$[***]	$[***]
October 2024	$[***]	$[***]	$[***]	$[***]	$[***]
January 2025	$[***]	$[***]	$[***]	$[***]	$[***]
April 2025	$[***]	$[***]	$[***]	$[***]	$[***]
July 2025	$[***]	$[***]	$[***]	$[***]	$[***]
October 2025	$[***]	$[***]	$[***]	$[***]	$[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule II

Payment Date	Series 2019-1 Class A Scheduled Outstanding Note Balance	Class A Scheduled Outstanding Note Balance	Series 2019-1 Class B Scheduled Outstanding Note Balance	Series 2019-2 Class B Scheduled Outstanding Note Balance	Class B Scheduled Outstanding Note Balance
January 2026	$[***]	$[***]	$[***]	$[***]	$[***]
April 2026	$[***]	$[***]	$[***]	$[***]	$[***]
July 2026	$[***]	$[***]	$[***]	$[***]	$[***]
October 2026	$[***]	$[***]	$[***]	$[***]	$[***]
January 2027	$[***]	$[***]	$[***]	$[***]	$[***]
April 2027	$[***]	$[***]	$[***]	$[***]	$[***]
July 2027	$[***]	$[***]	$[***]	$[***]	$[***]
October 2027	$[***]	$[***]	$[***]	$[***]	$[***]
January 2028	$[***]	$[***]	$[***]	$[***]	$[***]
April 2028	$[***]	$[***]	$[***]	$[***]	$[***]
July 2028	$[***]	$[***]	$[***]	$[***]	$[***]
October 2028	$[***]	$[***]	$[***]	$[***]	$[***]
January 2029	$[***]	$[***]	$[***]	$[***]	$[***]
April 2029	$[***]	$[***]	$[***]	$[***]	$[***]
July 2029	$[***]	$[***]	$[***]	$[***]	$[***]
October 2029	$[***]	$[***]	$[***]	$[***]	$[***]
January 2030	$[***]	$[***]	$[***]	$[***]	$[***]
April 2030	$[***]	$[***]	$[***]	$[***]	$[***]
July 2030	$[***]	$[***]	$[***]	$[***]	$[***]
October 2030	$[***]	$[***]	$[***]	$[***]	$[***]
January 2031	$[***]	$[***]	$[***]	$[***]	$[***]
April 2031	$[***]	$[***]	$[***]	$[***]	$[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule II

EXHIBIT A

Sources and Uses

RAYS 2019-1 Final Sources & Uses

(as of 6/07/19)

Sources	$		%
[***]	$	[***]	[***]%
[***]	$	[***]	[***]%
Total Sources	$	[***]	100%

Uses	$		%
[***]	$	[***]	[***]%
[***]	$	[***]	[***]%
[***]	$	[***]	[***]%
Total Sources	$	[***]	100%

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit A

EXHIBIT B

Schedule V

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42	[***]
43	[***]
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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B

93	[***]
94	[***]
95	[***]
96	[***]
97	[***]
98	[***]
99	[***]
100	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B